Exhibit 10.159

AMENDMENT NO. 3

TO

CONSULTING SERVICES AGREEMENT

This Amendment (“Amendment No. 3”) is made between Vistagen Therapeutics, Inc., a Nevada corporation having an address at 343 Allerton Avenue, South San Francisco, California 94080 (“Vistagen”), and FitzPatrick & Co. LLC, a Delaware limited liability company, having an address at 2023 Allen Place, NW, Washington DC 20009 (“Consultant”), effective as of July 1, 2023.

WHEREAS, Vistagen and Consultant entered into a Consulting Services Agreement dated January 21, 2022, Amendment No. 1 to the Consulting Agreement dated June 1, 2022, and Amendment No. 2 to the Consulting Agreement dated January 1, 2023 (collectively, the “Agreement”); and

WHEREAS, the parties wish to amend the Agreement to extend its term.

Vistagen and Consultant, therefore, agree as follows:

AMENDMENT

1.	The term of this Agreement shall be extended and continue until December 31, 2023.

Except as expressly provided in this Amendment No. 3, the Agreement remains unchanged and in full force and effect.

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Each party is signing this agreement with the party’s authorized signature.

AGREED TO:		AGREED TO:

VISTAGEN THERAPEUTICS, INC.		FITZPATRICK & CO., LLC

By:	/s/ Shawn K. Singh	By:	/s/ Maggie FitzPatrick

Name:	Shawn K. Singh, J.D.	Name:	Margaret Mary FitzPatrick

Title:	Chief Executive Officer	Title:	Managing Director

Date:	June 22, 2023	Date:	June 22, 2023